AmeriCredit Corp.

Composition of the Receivables
2005-B-M
5/25/05*

	New	Used	Total
Aggregate Principal Balance (1)	$371,087,259.68	$728,914,220.59	$1,100,001,480.27
Number of Receivables in Pool	17,363	48,499	65,862
Percent of Pool by Principal Balance	33.74%	66.26%	100.00%
Average Principal Balance	$21,372.30	$15,029.47	$16,701.61
Range of Principal Balances	($265.87 to $71,910.02)	($269.19 to $63,871.69)
Weighted Average APR (1)	15.26%	17.48%	16.73%
Range of APRs	(1.90% to 25.95%)	(4.40% to 30.00%)
Weighted Average Remaining Term	67	61	63
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )
Weighted Average Original Term	68	62	64
Range of Original Terms	(24 to 72 months )	(12 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
1.000%-1.999%	283,170.91	0.03%	12	0.02%
2.000%-2.999%	421,918.85	0.04%	18	0.03%
3.000%-3.999%	994,110.55	0.09%	41	0.06%
4.000%-4.999%	836,842.95	0.08%	34	0.05%
5.000%-5.999%	1,340,035.77	0.12%	60	0.09%
6.000%-6.999%	1,766,162.69	0.16%	82	0.12%
7.000%-7.999%	2,483,258.72	0.23%	120	0.18%
8.000%-8.999%	9,702,260.06	0.88%	489	0.74%
9.000%-9.999%	38,525,945.37	3.50%	1,974	3.00%
10.000%-10.999%	31,478,773.91	2.86%	1,566	2.38%
11.000%-11.999%	40,436,118.79	3.68%	2,034	3.09%
12.000%-12.999%	67,412,518.08	6.13%	3,477	5.28%
13.000%-13.999%	62,372,932.09	5.67%	3,201	4.86%
14.000%-14.999%	73,777,121.04	6.71%	3,923	5.96%
15.000%-15.999%	81,733,097.35	7.43%	4,374	6.64%
16.000%-16.999%	103,305,351.90	9.39%	5,673	8.61%
17.000%-17.999%	143,200,444.04	13.02%	8,550	12.98%
18.000%-18.999%	166,894,990.05	15.17%	10,444	15.86%
19.000%-19.999%	109,295,539.96	9.94%	7,538	11.45%
20.000%-20.999%	84,406,559.98	7.67%	6,083	9.24%
21.000%-21.999%	55,644,879.39	5.06%	4,194	6.37%
22.000%-22.999%	15,691,878.61	1.43%	1,233	1.87%
23.000%-23.999%	4,712,803.19	0.43%	433	0.66%
24.000%-24.999%	2,924,548.53	0.27%	273	0.41%
25.000%-25.999%	195,929.70	0.02%	18	0.03%
26.000%-26.999%	27,423.90	0.00%	4	0.01%
27.000%-27.999%	34,505.41	0.00%	3	0.00%
28.000%-28.999%	44,991.11	0.00%	5	0.01%
29.000%-29.999%	47,471.61	0.00%	5	0.01%
30.000%-30.999%	9,895.76	0.00%	1	0.00%

TOTAL	1,100,001,480.27	100.00%	65,862	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor
2005-B-M
5/25/05*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	18,529,966.81	1.68%	1,115	1.69%
Alaska	1,893,592.03	0.17%	103	0.16%
Arizona	19,832,335.41	1.80%	1,194	1.81%
Arkansas	11,732,638.18	1.07%	710	1.08%
California	118,383,861.34	10.76%	6,124	9.30%
Colorado	11,916,573.44	1.08%	699	1.06%
Connecticut	7,781,722.09	0.71%	483	0.73%
Delaware	3,724,173.86	0.34%	225	0.34%
District of Columbia	1,654,312.06	0.15%	100	0.15%
Florida	120,801,479.34	10.98%	6,961	10.57%
Georgia	35,507,845.00	3.23%	2,118	3.22%
Hawaii	4,839,914.99	0.44%	270	0.41%
Idaho	2,081,704.21	0.19%	136	0.21%
Illinois	41,134,401.87	3.74%	2,669	4.05%
Indiana	19,942,284.53	1.81%	1,312	1.99%
Iowa	4,924,249.70	0.45%	319	0.48%
Kansas	7,661,562.43	0.70%	453	0.69%
Kentucky	16,804,397.82	1.53%	1,136	1.72%
Louisiana	21,186,079.08	1.93%	1,212	1.84%
Maine	7,288,687.31	0.66%	485	0.74%
Maryland	23,182,196.96	2.11%	1,393	2.12%
Massachusetts	15,916,732.95	1.45%	975	1.48%
Michigan	23,898,106.16	2.17%	1,605	2.44%
Minnesota	11,850,433.11	1.08%	762	1.16%
Mississippi	15,811,313.69	1.44%	918	1.39%
Missouri	15,199,415.81	1.38%	956	1.45%
Nebraska	2,453,756.57	0.22%	169	0.26%
Nevada	16,208,812.72	1.47%	837	1.27%
New Hampshire	5,653,732.78	0.51%	375	0.57%
New Jersey	24,092,144.87	2.19%	1,470	2.23%
New Mexico	10,160,098.42	0.92%	591	0.90%
New York	48,291,980.62	4.39%	3,107	4.72%
North Carolina	33,204,087.75	3.02%	1,929	2.93%
Ohio	53,553,202.19	4.87%	3,624	5.50%
Oklahoma	12,102,775.14	1.10%	751	1.14%
Oregon	9,820,759.61	0.89%	611	0.93%
Pennsylvania	51,557,022.96	4.69%	3,371	5.12%
Rhode Island	2,778,910.18	0.25%	168	0.26%
South Carolina	14,031,955.48	1.28%	846	1.28%
South Dakota	1,218,740.12	0.11%	72	0.11%
Tennessee	20,706,719.45	1.88%	1,329	2.02%
Texas	127,734,954.99	11.61%	7,077	10.75%
Utah	5,614,499.96	0.51%	342	0.52%
Vermont	2,742,482.86	0.25%	178	0.27%
Virginia	28,321,199.50	2.57%	1,678	2.55%
Washington	18,535,625.44	1.69%	1,083	1.64%
West Virginia	8,676,309.15	0.79%	582	0.88%
Wisconsin	16,721,109.42	1.52%	1,090	1.65%
Wyoming	1,208,610.38	0.11%	68	0.10%
Other (3)	1,132,009.53	0.10%	81	0.12%

TOTAL	$1,100,001,480.27	100.00%	65,862	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.